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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-37134 of Infonet Services Corporation on Form S-8 of our reports dated
June 12, 2000, appearing in this Annual Report on Form 10-K of Infonet Services Corporation for the year ended March 31, 2000.

/s/ DELOITTE & TOUCHE, LLP
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Los Angeles, California
June 23, 2000